J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 1, 2013

to the Prospectuses dated February 28, 2013

The portfolio manager information for the JPMorgan International Equity Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Fisher	1999	Managing Director
Thomas Murray	2004	Managing Director
Shane Duffy	2013	Managing Director

In addition, the section titled “The Funds’ Management and Administration — The Portfolio Managers” for the Fund is deleted in its entirety and replaced by the following:

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. Mr. Fisher is the Director in charge of Europe, Australasia, Far East (EAFE) Funds. He has worked at JPMIM and its affiliates (or one of it predecessors) since 1985 in numerous investment roles. Mr. Fisher, Thomas Murray, a Managing Director, and Shane Duffy, a Managing Director and CFA charterholder, manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMIM and its affiliates (or one of its predecessors) since 1996. Mr. Duffy works on EAFE portfolios, in particular those in the growth and All Country World Index (ACWI)-ex US strategies. Previously, he worked as a global sector specialist with responsibility for consumer discretionary stocks. Mr. Duffy has been an employee of JPMIM since 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-IE-PM-713